UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2024 (April 2, 2024)

View, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6280 America Center Drive, Suite 200

San Jose, California, 95002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.02	Termination of a Material Definitive Agreement.

The information disclosed under Items 1.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02 to the extent required.

Item 1.03	Bankruptcy or Receivership.

The information disclosed under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.03 to the extent required.

As previously disclosed in a Current Report on Form 8-K filed by the Company on April 2, 2024 (the “RSA 8-K”), on April 2, 2024, View, Inc. (the “Company” or “View”) and certain of its subsidiaries (together with the Company, the “Debtors”) entered into a Restructuring Support Agreement (including all exhibits thereto, the “RSA”) reflecting an agreement to implement a prepackaged restructuring of the Company and other Debtors through the commencement of voluntary chapter 11 cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with a prepackaged chapter 11 plan (the “Prepackaged Plan”). The RSA also contemplates a $17.5 million debtor-in-possession financing facility to be provided by the certain existing lenders, which may be rolled into an exit facility and upon emergence, a $32.5 million new-money exit financing facility.

As contemplated by the RSA, on April 2, 2024 (the “Petition Date”), the Debtors filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for relief under chapter 11 of the Bankruptcy Code, thereby commencing the chapter 11 cases (the “Chapter 11 Cases”). The Debtors have filed a motion with the Bankruptcy Court seeking joint administration of the Chapter 11 Cases under the caption In re View Inc., Case No. 24-10692.

The Debtors will continue to operate their businesses as debtor-in-possession under the jurisdiction of the Bankruptcy Court in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Debtors will seek approval of various customary “first-day” motions from the Bankruptcy Court, including motions to obtain approval of the DIP Term Sheet (as defined in the RSA 8-K) and other customary relief intended to enable the Debtors to continue their ordinary course operations. The Debtors intend to implement the restructuring transactions contemplated by the RSA and the Prepackaged Plan during the Chapter 11 Cases.

On April 2, 2024, as a result of the commencement of the Chapter 11 Cases, the following agreements terminated automatically pursuant to the respective terms thereof: (i) the Primary Common Stock Purchase Agreement, dated as of August 8, 2022, by and between View and CF Principal Investments LLC (“CFPI”); (ii) the Standby Common Stock Purchase Agreement, dated as of August 8, 2022, by and between View and YA II PN, Ltd. (“Yorkville”) and (iii) the Registration Rights Agreement, dated as of August 8, 2022, by and among View, CFPI and Yorkville. CFPI is an affiliate of Cantor Fitzgerald, a lender under the Credit Agreement (as defined in the RSA 8-K), placement agent for the Notes (as defined in the RSA 8-K) and a holder of Notes. These agreements provided for an equity facility under which View could issue and sell to CFPI and Yorkville up to the lesser of (i) $100,000,000 in aggregate gross purchase price of newly issued shares of View’s common stock, and (ii) the number of shares of View’s common stock representing 19.99% of the voting power or number of shares of View’s common stock issued and outstanding immediately prior to the execution of such agreements. These agreements also provided that View would issue to CFPI a commitment fee in the form of a number of shares of common stock equal to (i) $1,250,000, divided by (ii) the closing price of View’s common stock as of a date specified therein. CFPI and Yorkville also had certain registration rights with respect to any shares issued under the facility.

The foregoing description of the RSA and the transactions and documents contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the RSA, a copy of which was filed as Exhibit 10.1 to the RSA 8-K, and incorporated herein by reference.

Item 8.01	Other Events.

Additional Information on the Chapter 11 Cases

Additional information on the Chapter 11 Cases, including court filings and other information related to the proceedings, will be available on a website administrated by the Company’s claims agent, Kroll Restructuring Administration LLC, at https://cases.ra.kroll.com/View.

Forward Looking Statements

This Current Report on Form 8-K, and certain materials View files with the Securities and Exchange Commission (the “SEC”), as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including but not limited to statements regarding the restructuring of the Debtors, the RSA, the Prepackaged Plan, the Chapter 11 Cases and the debtor-in-possession financing facility. These forward-looking statements are based on current expectations, estimates, assumptions, projections and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual outcomes and results to differ materially from such forward-looking statements include, but are not limited to, the following: the bankruptcy process; the Company’s ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; risk associated with third party motions in any bankruptcy case; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the continued availability of operating capital during the pendency of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s financial restructuring; the Company’s ability to negotiate definitive documentation for or perform under the terms of the debtor-in-possession financing arrangements and any other arrangement with lenders or creditors during the Chapter 11 Cases; the Company’s trading price and the effects of the Chapter 11 Cases on the liquidity of the Company’s Common Stock. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, its Quarterly Reports on Form 10-Q and in its other filings with the SEC. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

By:	/s/ Bill Krause
	Name:	Bill Krause
	Title:	Chief Legal Officer

Dated: April 2, 2024